UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2016

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 Industrial Drive, Bridgeview, Illinois 60455

(Address of Principal Executive Offices) (Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of Manitex International, Inc. a Michigan corporation, filed with the Securities and Exchange Commission on June 3, 2016 (the “Initial Form 8-K”) to make certain corrections to the presentation of the voting results reported in the Initial Form 8-K. The corrected presentation has no impact on the outcome of the matters voted upon.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Manitex International, Inc. held its Annual Meeting of Stockholders on June 2, 2016. The following is a summary of the matters voted on at that meeting.

(a)	Proposal 1—The stockholders elected Manitex International, Inc.’s entire Board of Directors to serve until the 2017 Annual Meeting of the Stockholders. The persons elected to Manitex’s Board of Directors and the number of shares cast for, the number of shares withheld, and broker non-votes, with respect to each of these persons, were as follows:

	For	Withheld	Broker Non-Votes
Ronald M. Clark	7,594,767	850,253	3,787,583
Robert S. Gigliotti	7,366,610	1,078,410	3,787,583
Frederick B. Knox	7,612,783	832,237	3,787,583
David J. Langevin	7,821,805	623,215	3,787,583
Marvin B. Rosenberg	7,638,579	806,441	3,787,583
Stephen J. Tober	7,604,933	840,087	3,787,583

(b)	Proposal 2—The shareholders ratified the appointment of UHY LLP as Manitex’s independent registered public accounting firm for the year ending December 31, 2016. The number of shares cast in favor of the ratification of UHY, the number against and the number abstaining were as follows:

For	Against	Abstain
12,176,636	42,283	13,684

(c)	Proposal 3—The shareholders approved in an advisory vote the compensation of the Company’s named executive officers. The number of shares cast in favor, number against, number abstaining and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
7,864,907	401,314	178,799	3,787,583

(d)	Proposal 4—The shareholders voted to approve the amendment to the Company’s 2004 Equity Incentive Plan that increase the number of shares that can be issued under the 2004 Equity Incentive Plan from 917,046 shares to 1,329,364 shares. The number of share cast for the amendment, number against, number abstaining and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
7,959,957	403,417	81,646	3,787,583

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITEX INTERNATIONAL, INC.

By:	/S/ DAVID H. GRANSEE
Name:	David H. Gransee
Title:	Vice President and CFO

Date: June 6, 2016

EXHIBIT INDEX

Exhibit Number	Description

10.1	Second Amendment to Manitex International, Inc.’s Second Amended and Restated 2004 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on June 3, 2016).